Exhibit 10.1

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

THIS SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT dated June 19, 2015 (this “Amendment”) is entered into among GENUINE PARTS COMPANY, a Georgia corporation (the “Company”), UAP INC., a company constituted under the laws of Quebec (“UAP”), certain other Subsidiaries of the Company party hereto as Designated Borrowers (such Designated Borrowers, together with the Company and UAP, the “Borrowers” and, each a “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

RECITALS

WHEREAS, the Company, UAP, and the Designated Borrowers from time to time party thereto, as Borrowers, certain Subsidiaries of the Borrowers, as Guarantors, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender, Canadian Swing Line Lender, Australian Swing Line Lender and L/C Issuer, are party to that certain Syndicated Facility Agreement dated as of September 11, 2012 (as amended by that certain First Amendment to Syndicated Facility Agreement and Consent dated as of June 11, 2013 and as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”);

WHEREAS, the Borrowers have requested certain amendments to the Agreement;

WHEREAS, the Lenders agree to such requested amendments subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Agreement. The Agreement is hereby amended as follows:

(a) On the cover page, (i) “BARCLAYS BANK PLC,” immediately prior to “as Syndication Agents” is replaced with “JPMORGAN CHASE BANK, N.A.,”, (ii) “BARCLAYS BANK PLC,” immediately prior to “as Joint Lead Arrangers” is replaced with “J.P. MORGAN SECURITIES LLC”, (iii) the term “Joint Book Managers” is replaced with “Joint Bookrunners” and (iv) “BANK OF AMERICA, N.A. (AUSTRALIA BRANCH)” is replaced with “BANK OF AMERICA, N.A. (AUSTRALIAN BRANCH)”.

(b) The following definitions set forth in Section 1.01 of the Agreement are hereby amended and restated (or added as applicable) in their entireties to read as follows:

“Administrative Agent” means Bank of America (or any of its designated branch offices or affiliates) in its capacity as administrative agent under any of the Credit Documents, or any successor administrative agent.

“Agency Fee Letter” means the letter agreement, dated as of April 24, 2015, among the Company, Bank of America and MLPFS.

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The aggregate principal amount of the Aggregate Revolving Commitments in effect on the Second Amendment Effective Date is ONE BILLION TWO HUNDRED MILLION DOLLARS ($1,200,000,000).

“Australian Swing Line Lender” means Bank of America, N.A. (Australian branch), in its capacity as provider of Australian Swing Line Loans, or any successor swing line lender hereunder.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus one-half of one percent (0.50%), (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurocurrency Rate plus one percent (1.00%); and if the Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the “prime rate” announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and, if such day relates to any Eurocurrency Rate Loan, means any such day that is also a London Banking Day, and:

(a) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market;

(b) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day;

(c) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency;

(d) if such day relates to any interest rate settings as to a Canadian Swing Line Loan, means any such day on which dealings in deposits in Canadian Dollars are conducted by and between banks in Toronto;

(e) if such day relates to any interest rate settings as to an Australian Swing Line Loan, means any such day on which dealings in deposits in Australian Dollars are conducted by and between banks in Sydney, Melbourne, New South Wales, Australia and Hong Kong;

(f) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency; and

(g) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan made to an Australian Borrower, any fundings, disbursements, settlements and payments in respect of any such Eurocurrency Rate Loan made to an Australian Borrower, or any other dealings with an Australian Borrower to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan made to an Australian Borrower, means any such day on which banks are open for business in Sydney, Australia.

“CDOR” has the meaning specified in the definition of “Eurocurrency Base Rate”.

“CDOR Rate” has the meaning specified in the definition of “Eurocurrency Base Rate”.

“Designated Lender” has the meaning specified in Section 2.18.

“Eligible Currency” means any lawful currency other than Dollars that is readily available, freely transferable and convertible into Dollars in the international interbank market available to the Lenders in such market and as to which a Dollar Equivalent may be readily calculated. If, after the designation by the Lenders of any currency as an Alternative Currency, any change in currency controls or exchange regulations or any change in the national or international financial, political or economic conditions are imposed in the country in which such currency is issued, result in, in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Revolving Loans to be denominated in an Alternative Currency), the Canadian Swing Line Lender (in the case of any Swing Line Loan to be denominated in Canadian Dollars), the Australian Swing Line Lender (in the case of any Swing Line Loan to be denominated in Australian Dollars) or the L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency), (a) such currency no longer being readily available, freely transferable and convertible into Dollars, (b) a Dollar Equivalent is no longer readily calculable with respect to such currency, (c) providing such currency is impracticable for the Lenders or (d) no longer a currency in which the Required Lenders are willing to make such Credit Extensions (each of (a), (b), (c), and (d) a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Lenders and the Borrowers, and such country’s currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist. Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrowers shall repay all Loans in such currency to which the Disqualifying Event applies or convert such Loans into the Dollar Equivalent of Loans in Dollars, subject to the other terms contained herein.

“Eurocurrency Base Rate” means:

(a) for any Interest Period with respect to a Eurocurrency Rate Loan:

(i) in the case of a Eurocurrency Rate Loan denominated in a LIBOR Quoted Currency, the rate per annum equal to the London Interbank Offered Rate or a successor thereto as approved by the Administrative Agent (“LIBOR”), as published on the applicable Bloomberg screen page (or such other commercially available source providing quotations of LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, on the Rate Determination Date, for deposits in the relevant currency, with a term equivalent to such Interest Period;

(ii) in the case of a Eurocurrency Rate Loan denominated in Canadian Dollars, the rate per annum equal to the Canadian Dealer Offered Rate (“CDOR”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “CDOR Rate”) at or about 10:00a.m. (Toronto, Ontario time) on the Rate Determination Date with a term equivalent to such Interest Period;

(iii) in the case of a Eurocurrency Rate Loan denominated in Australian Dollars, the rate per annum equal to the Bank Bill Swap Reference Bid Rate (“BBSY”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:30 a.m. (Melbourne, Australia time) on the Rate Determination Date with a term equivalent to such Interest Period (or if such Interest Period is not equal to a number of months, with a term equivalent to the number of months closest to such Interest Period);

(iv) in the case of a Eurocurrency Rate Loan denominated in New Zealand Dollars, the rate per annum equal to the Bank Bill Reference Bid Rate (“BKBM”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:45 a.m. (Auckland, New Zealand time) on the Rate Determination Date with a term equivalent to such Interest Period (or if such Interest Period is not equal to a number of months, with a term equivalent to the number of months closest to such Interest Period);

(v) in the case of any other Eurocurrency Rate Loan denominated in a Non-LIBOR Quoted Currency, the rate designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the Lenders pursuant to Section 1.06(a); and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at approximately 11:00 a.m., London time determined two (2) Business Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one (1) month commencing that day; and

(c) for all Non-LIBOR Quoted Currencies, the calculation of the applicable reference rate shall be determined in accordance with market practice;

provided that (i) to the extent a comparable or successor rate is approved by the Administrative Agent in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and (ii) if the Eurocurrency Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“Eurocurrency Rate Loan” means a Revolving Loan that bears interest at a rate based on the Eurocurrency Rate. Eurocurrency Rate Loans may be denominated in Dollars or in an Alternative Currency. All Revolving Loans denominated in an Alternative Currency or made to a Foreign Borrower must be Eurocurrency Rate Loans.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Revolving Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Revolving Loan or Commitment (other than pursuant to an assignment request by the Company under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that pursuant to Section 3.01(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding taxes imposed under FATCA. Notwithstanding anything to the contrary contained in this definition, “Excluded Taxes” shall not include any withholding tax imposed at any time on payments made by or on behalf of a Foreign Borrower to any Lender hereunder or under any other Credit Document, provided that such Lender shall have complied with Section 3.01(e).

“Executive Officer” shall mean (i) any of the Chief Executive Officer, Chief Financial Officer, Senior Vice President and Treasurer, Treasurer or Senior Vice President of Finance of the applicable Loan Party or any other officer of such Loan Party who assumes the duties and responsibilities of any of the foregoing officers, (ii) solely for purposes of the delivery of incumbency certificates pursuant to Section 5.01, the secretary or any assistant secretary of a Loan Party, and (iii) solely for purposes of notices given pursuant to Article II, any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by an Executive Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Executive Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Executive Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance satisfactory to the Administrative Agent.

“Guaranteed Party Designation Notice” means a notice from any Lender or an Affiliate of a Lender substantially in the form of Exhibit 1.01.

“Joint Lead Arrangers” means each of MLPFS, SunTrust Robinson Humphrey, Inc., Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, each in its capacity as a joint lead arranger and joint bookrunners.

“L/C Issuer” means (a) Bank of America (through itself or through one of its designated Affiliates or branch offices), (b) any other willing Lender (through itself or one of its designated Affiliates or branch offices) with a Revolving Commitment selected by the Company and reasonably acceptable to the Administrative Agent, as acknowledged and agreed in writing among such Lender, the Company and the Administrative Agent and/or (c) any Canadian L/C Issuer, in each case in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. Notwithstanding the foregoing, the Lender or the Affiliate of a Lender indicated as “issuer” on Schedule 1.01-1 shall be the L/C Issuer with respect to the Existing Letters of Credit issued by such Lender or such Affiliate of a Lender.

“Lenders” means each of the Persons identified as a “Lender” on the signature pages hereto and their successors and assigns and, as the context requires, includes the Swing Line Lenders. The term “Lender” shall include any Designated Lender.

“Lending Office” means, as to the Administrative Agent, the L/C Issuer or any Lender, the office or offices of such Person described as such in such Person’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Borrowers and the Administrative Agent; which office may include any Affiliate of such Person or any domestic or foreign branch of such Person or such Affiliate.

“Maturity Date” means June 19, 2020 (or, with respect to Approving Lenders for each extension of the Maturity Date as provided in Section 2.19, such later date as determined in accordance with Section 2.19); provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“MLPFS” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as a joint lead arranger and joint bookrunner.

“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit 2.05 or such other form as may be reasonably approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by an Executive Officer.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Credit Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. The foregoing shall also include (a) all obligations under any Swap Contract between any Loan Party or any Subsidiary and any Swap Bank and (b) all obligations under any Treasury Management Agreement between any Loan Party or any Subsidiary and any Treasury Management Bank; provided, that Obligations of a Guarantor shall exclude any Excluded Swap Obligations of such Guarantor.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent or the L/C Issuer, as the case may be, in accordance with banking industry rules on interbank compensation.

“PPS Law” means (a) the PPSA; (b) any regulation or subordinated legislation made under or corresponding to the PPSA; and (c) any amendment made at any time to any other legislation, regulation or subordinated legislation as a consequence of the PPSA or any regulation or subordinated legislation made under or corresponding to the PPSA.

“PPSA” means the Personal Property Securities Act 2009 (Cth).

“Rate Determination Date” means two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, then “Rate Determination Date” means such other day as otherwise reasonably determined by the Administrative Agent).

“Revolving Loan Notice” means a notice of (a) a Borrowing of Revolving Loans, (b) a conversion of Revolving Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, in each case pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit 2.02(a) or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by an Executive Officer of the Borrower.

“Second Amendment Effective Date” means June 19, 2015.

“Swap Bank” means (a) any Person that is a Lender or an Affiliate of a Lender at the time that it becomes a party to a Swap Contract with any Loan Party or any Subsidiary and (b) any Lender on the Closing Date or Affiliate of such Lender that is party to a Swap Contract with any Loan Party or any Subsidiary in existence on the Closing Date; provided, however, that for any Swap Bank to obtain the benefits of

Section 9.15 or the Guaranty on any date of determination by the Administrative Agent, the applicable Swap Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Guaranteed Party Designation Notice to the Administrative Agent prior to such date of determination.

“Swing Line Loan Notice” means a notice of a Borrowing of Swing Line Loans pursuant to Section 2.04(d) which shall be substantially in the form of Exhibit 2.04(d) or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent pursuant), appropriately completed and signed by an Executive Officer of the Borrower.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $225,000,000 and (b) the Aggregate Revolving Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Treasury Management Bank” means (a) any Person that is a Lender or an Affiliate of a Lender at the time that it becomes a party to a Treasury Management Agreement with any Loan Party or any Subsidiary and (b) any Lender on the Closing Date or Affiliate of such Lender that is a party to a Treasury Management Agreement with any Loan Party or any Subsidiary in existence on the Closing Date; provided, however, that for any Treasury Management Bank to obtain the benefits of Section 9.15 or the Guaranty on any date of determination by the Administrative Agent, the applicable Treasury Management Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Guaranteed Party Designation Notice to the Administrative Agent prior to such date of determination.

(c) The definition of “Applicable Rate” in Section 1.01 of the Agreement is amended by amending the penultimate sentence in its entirety to read as follows:

The Applicable Rate in effect from the Second Amendment Effective Date to the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.09(c) for the fiscal quarter ending June 30, 2015 shall be determined based upon Pricing Tier III.

(d) The definition of “Exego” in Section 1.01 of the Agreement are deleted in its entirety.

(e) Section 1.05 of the Agreement is amended by adding the following as a new clause (c):

(c) The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurocurrency Rate” or with respect to any comparable or successor rate thereto.

(f) Section 1.06(a) of the Agreement is amended by replacing “a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars” with “an Eligible Currency”.

(g) The last sentence of Section 2.01 of the Agreement is amended by adding “or made to a Foreign Borrower” immediately following “denominated in an Alternative Currency”.

(h) The first sentence of Section 2.02(a) of the Agreement is amended to read as follows:

Each Borrowing, each conversion of Revolving Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Borrowers’ irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Revolving Loan Notice.

(i) The second sentence of Section 2.02(a) of the Agreement is amended by replacing “fourteen (14)” with “seven (7)”.

(j) The fourth sentence of Section 2.02(a) of the Agreement is amended to read as follows:

Each telephonic notice by the Company pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a Revolving Loan Notice.

(k) The first sentence of Section 2.04(d) of the Agreement is amended to read as follows:

Each Borrowing of a Swing Line Loan shall be made upon any Borrower’s irrevocable notice to the applicable Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) a Swing Line Loan Notice.

(l) The third sentence of Section 2.04(d) of the Agreement is amended to read as follows:

Each such telephonic notice must be confirmed promptly by delivery to the applicable Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice.

(m) The fourth sentence of Section 2.04(d) of the Agreement is amended by deleting “telephonic” from such sentence.

(n) The first clause of Section 2.05(a)(i) of the Agreement preceding subclause (A) is hereby amended to read as follows:

Each Borrower may, upon delivery from the Company to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Revolving Loans in whole or in part without premium or penalty; provided that such notice must be in a form acceptable to the Administrative Agent and, provided further that

(o) The first clause of Section 2.05(a)(ii) of the Agreement preceding the proviso is hereby amended to read as follows:

The Company may, upon delivery to the applicable Swing Line Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty;

(p) Section 2.16(b) of the Agreement is amended by deleting the first proviso thereto.

(q) Article II of the Agreement is amended by adding new Sections 2.18 and 2.19 as follows:

2.18 Designated Lenders.

Each of the Administrative Agent, the L/C Issuer and each Lender at its option may make any Credit Extension or otherwise perform its obligations hereunder through any Lending Office (each, a “Designated Lender”); provided that any exercise of such option shall not affect the obligation of the Borrowers to repay any Credit Extension in accordance with the terms of this Agreement. Any Designated Lender shall be considered a Lender; provided that in the case of an Affiliate or branch of a Lender, such provisions that would be applicable with respect to Credit Extensions actually provided by such Affiliate or branch of such Lender shall apply to such Affiliate or branch of such Lender to the same extent as such Lender; provided that for the purposes only of voting in connection with any Credit Document, any participation by any Designated Lender in any outstanding Credit Extension shall be deemed a participation of such Lender.

2.19 Extension of Maturity Date.

(a) Request for Extension. The Borrowers may by written notice to the Administrative Agent (who shall promptly notify the Lenders) given not less than forty-five (45) days prior to the first and/or second anniversary of the Second Amendment Effective Date, request that each Lender extend the Maturity Date for an additional one (1) year from the then existing Maturity Date; provided, that the Borrowers shall only be permitted to exercise this extension option two (2) times during the term of this Agreement.

(b) Lenders Election to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not later than fifteen (15) days following the receipt of notice of such request from the Administrative Agent (the “Notice Date”), advise the Administrative Agent in writing whether or not such Lender agrees to such extension (and each Lender that determines not to so extend its Maturity Date (a “Non-Extending Lender”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Notice Date) and any Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree.

(c) Notification by Administrative Agent. The Administrative Agent shall notify the Borrowers of each Lender’s determination under this Section 2.19 promptly and in any event no later than the date fifteen (15) days after the Notice Date (or, if such date is not a Business Day, on the next preceding Business Day).

(d) Additional Commitment Lenders. The Borrowers shall have the right on or before the applicable anniversary of the Second Amendment Effective Date to replace each Non-Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Commitment Lender”) as provided in Section 11.13, each of which Additional Commitment Lenders shall have entered into an Assignment and Assumption pursuant to which such Additional Commitment Lender shall, undertake a Revolving Commitment (and, if any such Additional Commitment Lender is already a Lender, its Revolving Commitment shall be in addition to such Lender’s Revolving Commitment hereunder on such date) and shall be a “Lender” for all purposes of this Agreement.

(e) Minimum Extension Requirement. If all of the Lenders agree to any such request for extension of the Maturity Date then the Maturity Date for all Lenders shall be extended for the additional one (1) year, as applicable. If there exists any Non-Extending Lenders that are not being replaced by Additional Commitment Lenders, then the Borrowers shall (i) withdraw their extension request and the Maturity Date will remain unchanged or (ii) provided that Lenders holding at least 50.1% of the Aggregate Revolving Commitments (but for the avoidance of doubt, not including any Additional Commitment Lenders) have agreed to the extension request (such Lenders agreeing to such extension, the “Approving Lenders”) no later than fifteen (15) days prior to such anniversary of the Second Amendment Effective Date, then the Borrowers may extend the Maturity Date solely as to the Approving Lenders and the Additional Commitment Lenders with a reduced amount of Aggregate Revolving Commitments during such extension period equal to the aggregate Revolving Commitments of the Approving Lenders and the Additional Commitment Lenders; it being understood that (A) the Maturity Date relating to any Non-Extending Lenders not replaced by an Additional Commitment Lender shall not be extended and the repayment of all obligations owed to them and the termination of their Revolving Commitments shall occur on the already existing Maturity Date and (B) the Maturity Date relating to the Approving Lenders and the Additional Commitment Lenders shall be extended for an additional year, as applicable.

(f) Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, any extension of the Maturity Date pursuant to this Section 2.19 shall not be effective with respect to any Lender unless:

(i) on the date of such extension, the conditions for a Borrowing provided in Section 5.02(a) and (b) shall be satisfied;

(ii) on the date of such extension, the Borrowers shall prepay any Loans outstanding on such date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep outstanding Loans ratable with any revised Applicable Percentages of the respective Lenders effective as of such date; and

(iii) the Administrative Agent and the Approving Lenders receive such other documents and deliverables as are reasonably requested by the Administrative Agent and the Approving Lenders, all in form, content and scope reasonably satisfactory to the Administrative Agent.

(r) Section 3.02 of the Agreement is amended by renumbering the existing paragraph and clause (a) and adding a new clause (b) as follows:

(b) If, in any applicable jurisdiction, the Administrative Agent, the L/C Issuer or any Lender or any Designated Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, the L/C Issuer or any Lender or its applicable Designated Lender to (i) perform any of its obligations hereunder or under any other Credit Document, (ii) to fund or maintain its participation in any Loan or (iii) issue, make, maintain, fund or charge interest with respect to any Credit Extension, such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Company, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest with respect to any such Credit Extension shall be suspended, and to the extent required by applicable Law, cancelled. Upon receipt of such notice, the Loan Parties shall, (A) repay that Person’s participation in the Loans or other applicable Obligations on the last day of the Interest Period for each Loan or other Obligation occurring after the Administrative Agent has notified the Company or, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by applicable Law) and (B) take all reasonable actions requested by such Person to mitigate or avoid such illegality.

(s) The first parenthetical expression in Section 3.04(b) of the Agreement is amended to read as follows:

(taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy and liquidity)

(t) Article III of the Agreement is amended by adding a new Section 3.09 as follows:

3.09 Withholding Taxes.

For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Amendment Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans under this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(u) The second paragraph of Section 4.01 of the Agreement is amended by adding “each Subsidiary party to a Swap Contract with a Swap Bank or Treasury Management Agreement with a Treasury Management Bank,” immediately prior to “UAP”.

(v) Article IV of the Agreement is amended by adding a new Section 4.09 as follows:

4.09 Appointment of Company.

Each of the Loan Parties hereby appoints the Company to act as its agent for all purposes of this Agreement, the other Credit Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Company may execute such documents and provide such authorizations on behalf of such Loan Parties as the Company deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent, L/C Issuer or a Lender to the Company shall be deemed delivered to each Loan Party and (c) the Administrative Agent, L/C Issuer or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Company on behalf of each of the Loan Parties.

(w) Section 5.02 of the Agreement is amended by (i) replacing clause (e) in its entirety to read as follows:

(e) There shall be no impediment, restriction, limitation or prohibition imposed under Law or by any Governmental Authority, as to the proposed financing under this Agreement or the repayment thereof or as to rights created under any Credit Document or as to application of the proceeds of the realization of any such rights.

and (ii) adding the following new clauses (f) and (g) as follows:

(f) If the applicable Borrower is a Designated Borrower, then the conditions of Section 2.16 to the designation of such Borrower as a Designated Borrower shall have been met to the satisfaction of the Administrative Agent.

(g) In the case of a Credit Extension to be denominated in an Alternative Currency, such currency remains an Eligible Currency.

(x) Sections 6.23, 6.24 and 6.25 of the Agreement are amended in their entirety to read as follows:

6.23 Sanctions Concerns and Anti-Corruption Laws.

(a) Sanctions Concerns. No Loan Party, nor any Subsidiary, nor, to the knowledge of the Loan Parties and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction. The Loan Parties have instituted and maintain policies and procedures designed to promote and achieve compliance with Sanctions and laws related thereto.

(b) Anti-Corruption Laws. The Loan Parties and their Subsidiaries have conducted their business in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions, and have instituted and maintain policies and procedures designed to promote and achieve compliance with such laws.

6.24 [Reserved].

6.25 Anti-Money Laundering Laws.

None of the Loan Parties or any of their Affiliates (a) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any applicable law (collectively, “Anti-Money Laundering Laws”), (b) has been assessed civil penalties under any Anti-Money Laundering Laws or (c) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. Each of the Loan Parties have instituted and maintain policies and procedures designed to ensure that such Loan Party and its Subsidiaries each is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws.

(y) Clause (a) of Section 7.02 of the Agreement is amended to read as follows:

(a) the Patriot Act, OFAC rules and regulations and all Sanctions and laws related thereto.

(z) Section 7.10 of the Agreement is amended in its entirety to read as follows:

7.10 Anti-Corruption Laws.

Conduct its business in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions and maintain policies and procedures designed to promote and achieve compliance with such laws.

(aa) Article VII of the Agreement is amended by adding a new Section 7.15 to read as follows:

7.15 PPSA Covenant.

(a) PPSA Further Assurances. If the Administrative Agent determines that a document (or a transaction in connection with it) is or contains a security interest for the purposes of the PPS Law, each Borrower agrees to do anything (such as obtaining consents, signing and producing documents, getting documents completed and signed and supplying information) which the Administrative Agent asks and considers necessary for the purposes of (i) ensuring that the security interest is enforceable, perfected (including, where possible, by control in addition to registration) and otherwise effective; (ii) enabling the Administrative Agent to apply for any registration, or give any notification, in connection with the security interest so that the security interest has the priority required by the Administrative Agent; or (iii) enabling the Administrative Agent to exercise rights in connection with the security interest.

(b) PPSA Undertakings. If any Borrower holds any security interests for the purposes of the PPS Law and if failure by such Borrower to perfect such security interests would materially adversely affect its business, such Borrower agrees to implement, maintain and comply in all material respects with, procedures for the perfection of those security interests. These procedures must include procedures designed to ensure that the Borrowers take all reasonable steps under the PPS Law to continuously perfect any such security interest including all steps reasonably necessary (i) for the applicable Borrower to obtain, the highest ranking priority possible in respect of the security interest (such as perfecting a purchase money security interest or perfecting a security interest by control); and (ii) to reduce as far as possible the risk of a third party acquiring an interest free of the security interest (such as including the serial number in a financing statement for personal property that may or must be described by a serial number). If the Administrative Agent asks, each Borrower agrees to arrange at its expense an audit of the PPS Law procedures. The Administrative Agent may ask the applicable Borrower to do this if it reasonably suspects that such Borrower is not complying with this clause.

(c) Costs of Further Assurance and Undertaking . Everything a Borrower is required to do under this Section 7.15 is at the Borrower’s expense. Each Borrower agrees to pay or reimburse the costs of the Administrative Agent in connection with anything a Borrower is required to do under this Section.

(d) Exclusion of PPSA Provisions. If a document (or a transaction in connection with it) is or contains a security interest for the purposes of the PPSA, each party agrees that to the extent the law permits them to be excluded (i) sections 142 and 143 of the PPSA are excluded and the relevant secured party need not comply with the following provisions of the PPSA: sections 95, 118, 121(4), 125, 130, 132(3)(d), 132(4) and any other provision of the PPSA notified to the grantor by the relevant secured party after the date of this agreement; and (ii) the Administrative Agent need not give any notice required under any provision of the PPSA (except section 135).

(bb) Section 8.01(c) of the Agreement is amended in its entirety to read as follows:

(c) an unsecured working capital facility for GPC Asia Pacific Group Pty Ltd and/or any of its wholly-owned Subsidiaries;

(cc) Section 8.01(d) of the Agreement is amended by adding “unsecured” immediately prior to “Indebtedness of UAP”.

(dd) Section 8.01(g) of the Agreement is amended by replacing “Other” with “other”.

(ee) Article VIII of the Agreement is amended by adding new Sections 8.12 and 8.13 as follows:

8.12 Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions.

Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension for any purpose which would breach or violate (a) the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions, (b) Anti-Money Laundering Laws or (c) Sanctions.

8.13 Use of Proceeds.

Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

(ff) Section 9.16 of the Agreement is amended by adding the following as a new paragraph at the end of such section:

Notwithstanding the foregoing, Obligations arising under Treasury Management Agreements and Swap Contracts shall be excluded from the application described above if the Administrative Agent has not received a Guaranteed Party Designation Notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Treasury Management Bank or Swap Bank, as the case may be. Each Treasury Management Bank or Swap Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article X for itself and its Affiliates as if a “Lender” party hereto.

(gg) Section 10.08 of the Agreement is amended by replacing the term “joint book manager” with “joint bookrunner”.

(hh) Section 10.11 of the Agreement is amended by replacing “written notice of such Obligations” with “a Guaranteed Party Designation Notice”.

(ii) The proviso in Section 11.01 of the Agreement is amended by (i) replacing the “and” immediately prior to clause (iv) with a “,” and (ii) adding the following new clauses (v) and (vi);

(v) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, the Borrowers, the other Loan Parties and the relevant Lenders providing such additional credit facilities (x) to add one or more additional credit facilities to this Agreement, to permit the extensions of credit from time to time outstanding hereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Credit Documents and the Revolving Loans and the accrued interest and fees in respect thereof and to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and (y) to change, modify or alter Section 2.13 or Section 9.16 or any other provision hereof relating to the pro rata sharing of payments among the Lenders to the extent necessary to effectuate any of the amendments (or amendments and restatements) enumerated in this clause (v), and (vi) if following the Second Amendment Effective Date, the Administrative Agent and the Company shall have jointly identified an inconsistency, obvious error or omission of a technical or immaterial nature, in each case, in any provision of the Credit Documents, then the Administrative Agent and the Loan Parties shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Credit Documents if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof.

(jj) Section 11.02(b) of the Agreement is amended by replacing “(including e-mail and Internet or intranet websites)” with “(including e-mail, FPML messaging and Internet or intranet websites)”.

(kk) Section 11.02(c) of the Agreement is amended by adding “or notices through the Platform, any other electronic platform or electronic messaging service or” immediately following “transmission of Borrower Materials”.

(ll) The parenthetical in Section 11.02(e) of the Agreement is amended by adding “Notices of Loan Prepayment,” immediately following “Revolving Loan Notices,”.

(mm) Section 11.06(f) of the Agreement is amended by replacing each instance of “Bank of America, N.A. (Australia branch)” with “Bank of America, N.A. (Australian branch)”.

(nn) Section 11.13 of the Agreement is amended by (i) replacing “or a Non-Consenting Lender” in the first paragraph thereto with “, a Non-Consenting Lender or a Non-Extending Lender” and (ii) amending clause (e) to read as follows:

(e) in the case of any such assignment resulting from a Non-Consenting Lender’s or a Non-Extending Lender’s failure to consent to a proposed change, waiver, discharge or termination with respect to any Credit Document, the applicable replacement bank, financial institution or Fund consents to the proposed change, waiver, discharge or termination; provided that the failure by such Non-Consenting Lender or such Non-Extending Lender, as applicable, to execute and deliver an Assignment and Assumption shall not impair the validity of the removal of such Non-Consenting Lender or such Non-Extending Lender and the mandatory assignment of such Non-Consenting Lender’s or such Non-Extending Lender’s, as applicable, Revolving Commitments and outstanding Revolving Loans and participations in L/C Obligations and Swing Line Loans pursuant to this Section 11.13 shall nevertheless be effective without the execution by such Non-Consenting Lender or such Non-Extending Lender, as applicable, of an Assignment and Assumption.

(oo) Section 11.16 of the Agreement is amended in its entirety to read as follows:

11.16 Electronic Execution.

The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Credit Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided further without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

(pp) Schedule 2.01 of the Agreement is amended to read as Schedule 2.01 attached hereto.

(qq) Schedule 2.16(a) of the Agreement is amended to read as Schedule 2.16(a) attached hereto.

(rr) Schedule 6.22 of the Agreement is amended to read as Schedule 6.22 attached hereto.

(ss) A new Exhibit 1.01 is added to the Agreement in the form of Exhibit 1.01 attached hereto, and “Exhibit 1.01 Form of Guaranteed Party Designation Notice” is added in the appropriate order in the table of schedules and exhibits to the Agreement.

(tt) A new Exhibit 2.05 is added to the Agreement in the form of Exhibit 2.05 attached hereto, and “Exhibit 2.05 Form of Notice of Loan Prepayment” is added in the appropriate order in the table of schedules and exhibits to the Agreement.

2. Waiver of Breakage Costs. Inasmuch as Revolving Loans are outstanding at the time of the increase in the Aggregate Revolving Commitments and reallocation of Applicable Percentages pursuant to this Amendment, the Borrowers must make prepayments and adjustments on the Revolving Loans as are necessary to give effect to such increased Aggregate Revolving Commitments and reallocated Applicable Percentages. The Borrowers, in consultation with the Administrative Agent, have endeavored to manage the allocation of Applicable Percentages and the selection of Interest Periods with respect to outstanding Eurocurrency Rate Loans in such a manner as to minimize break-funding costs. Nonetheless, such prepayments of Revolving Loans likely will cause breakage costs. Notwithstanding the provisions of Section 3.05 of the Agreement, each of the Lenders party hereto hereby waives its right to receive compensation or reimbursement for such breakage costs.

3. Lender Joinder.

(a) Each bank or other financial institution party hereto that did not have a Revolving Commitment and/or Loans under the Agreement prior to the Second Amendment Effective Date (each, a “New Lender”) hereby agrees to provide a Revolving Commitment to the Borrowers in the amount for such New Lender as set forth on Schedule 2.01 attached hereto.

(b) Each New Lender shall be deemed to have purchased, without recourse, a risk participation from the L/C Issuer in all Letters of Credit (including Existing Letters of Credit) under the Agreement and the obligations arising thereunder in an amount equal to its Applicable Percentage of the obligations under such Letters of Credit, and shall absolutely, and unconditionally assume, and be obligated to pay to the L/C Issuer when due as provided in the Agreement, its Applicable Percentage of the obligations arising under such Letters of Credit. Each New Lender shall be deemed to have purchased, without recourse, a risk participation from each Swing Line Lender in all Swing Line Loans made by it under the Agreement and the obligations arising thereunder in an amount equal to its Applicable Percentage of the obligations under such Swing Line Loans, and shall absolutely and unconditionally assume, and be obligated to pay to each Swing Line Lender when due as provided in the Agreement, its Applicable Percentage of the obligations arising under such Swing Line Loans.

(c) Each New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Agreement, (B) from and after the date hereof, it shall be bound by the provisions of the Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (C) it has received copies of the Agreement and any other Loan Documents requested by it, together with copies of the most recent financial statements delivered pursuant to Section 7.09 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and, based on such information, has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (D) it has delivered to the Borrowers and/or the Administrative Agent, as applicable, any documentation required to be delivered by it pursuant to the terms of the Agreement, duly completed and executed by such New Lender (including, but not limited to, completion, execution and delivery of applicable Internal Revenue Service tax withholding exemption forms); and (ii) agrees that it will (A) independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (B) perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(d) Each of the Loan Parties, the Lenders (including the New Lenders) and the Administrative Agent agrees that, as of the Second Amendment Effective Date, each New Lender shall (i) be a party to the Agreement, (ii) be a “Lender” for all purposes of the Agreement and the other Loan Documents and (iii) have the rights and obligations of a Lender under the Agreement and the other Loan Documents.

4. Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of the following:

(a) counterparts of this Amendment duly executed by the Loan Parties, the Lenders, Bank of America, N.A., in its capacities as Administrative Agent and Domestic Swing Line Lender, Bank of America, N.A., acting through its Canada branch, as Canadian Swing Line Lender, and Bank of America, N.A. (Australian branch), as Australian Swing Line Lender;

(b) favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the date of this Amendment and in form and substance reasonably satisfactory to the Administrative Agent;

(c) copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the date hereof, together with such certificates of resolutions or other action, incumbency certificates and/or other certificates of Executive Officers of each Loan Party evidencing the identity, authority and capacity of each Executive Officer thereof authorized to act as an Executive Officer in connection with this Amendment, the Agreement and the other Credit Documents to which such Loan Party is a party;

(d) evidence in form and substance reasonably satisfactory to the Administrative Agent that each Loan Party is duly organized or formed and is validly existing, in good standing and qualified to engage in business in its state of organization or formation;

(e) a certificate signed by an Executive Officer of the Company certifying that, on the Second Amendment Effective Date, (i) there shall not have occurred since December 31, 2014 any event or condition that has had or could reasonably be expected, either individually or in the aggregate, to have a Materially Adverse Effect, (ii) there does not exist any action, suit, investigation or proceeding pending or, to the knowledge of the Borrowers, threatened in any court of before any arbitrator or governmental authority that could reasonably be expected to have a Materially Adverse Effect and (iii) no Default exists, or would result from the transactions contemplated herein;

(f) documentation and other information, in form and substance reasonably satisfactory to the Lenders, that is required by regulatory authorities under applicable “know your customer”, anti-money laundering and anti-terrorism rules and regulations, including without limitation, the Patriot Act;

(g) all applicable licenses, consents, permits and approvals as deemed necessary by each Lender in order to execute and perform the transactions contemplated by this Amendment and the other Loan Documents; and

(h) any fees required to be paid on or before the Second Amendment Effective Date and all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Second Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

5. Miscellaneous.

(a) This Amendment shall be deemed to be, and is, a Credit Document.

(b) Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Agreement or the other Credit Documents or any certificates, documents, agreements and instruments executed in connection therewith and (iii) affirms all of its obligations under the Credit Documents.

(c) Effective as of the date hereof, all references to the Agreement in each of the Credit Documents shall hereafter mean the Agreement as amended by this Amendment.

(d) Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Loan Parties as follows:

(i) such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(ii) this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment; and

(iv) the representations and warranties of the Loan Parties set forth in Article VI of the Agreement and in each other Credit Document, or which are contained in any document furnished in connection therewith, are true and correct true on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of hereof, the representations and warranties contained in Section 6.13 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.09 of the Agreement.

(e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:	GENUINE PARTS COMPANY,
a Georgia corporation

	By:	/s/ Frank M. Howard
	Name:	Frank M. Howard
	Title:	Senior Vice President and Treasurer

UAP INC.,
a company constituted under the laws of Quebec

	By:	/s/ Frank M. Howard
	Name:	Frank M. Howard
	Title:	Treasurer

DESIGNATED BORROWERS:	GPC ASIA PACIFIC PTY LTD,
an Australian proprietary company limited by shares registered under the laws of the State of Victoria

	By:	/s/ Julian Alexander Buckley
	Name:	Julian Alexander Buckley
	Title:	Director

	By:	/s/ Cary Laverty
	Name:	Cary Laverty
	Title:	Company Secretary

GPC ASIA PACIFIC LIMITED,
a New Zealand proprietary company limited by shares registered under the laws of New Zealand

	By:	/s/ Mark Brunton
	Name:	Mark Brunton
	Title:	Executive General Manager, Repco NZ, Director

	By:	/s/ Julian Alexander Buckley
	Name:	Julian Alexander Buckley
	Title:	Director

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

GPC ASIA PACIFIC GROUP PTY LTD,
an Australian proprietary company limited by shares registered under the laws of the State of Victoria

By:	/s/ Julian Alexander Buckley
Name:	Julian Alexander Buckley
Title:	Director

By:	/s/ Cary Laverty
Name:	Cary Laverty
Title:	Company Secretary

GPC ASIA PACIFIC ACQUISITION CO PTY LTD, an Australian proprietary company limited by shares registered under the laws of the State of Victoria

By:	/s/ Julian Alexander Buckley
Name:	Julian Alexander Buckley
Title:	Director

By:	/s/ Cary Laverty
Name:	Cary Laverty
Title:	Company Secretary

GPC ASIA PACIFIC HOLDINGS PTY LTD., an Australian proprietary company limited by shares registered under the laws of the State of Victoria

By:	/s/ Julian Alexander Buckley
Name:	Julian Alexander Buckley
Title:	Director

By:	/s/ Cary Laverty
Name:	Cary Laverty
Title:	Company Secretary

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Joan Mok
	Name:	Joan Mok
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Domestic Swing Line Lender and L/C Issuer

	By:	/s/ Brooke Wiehe
	Name:	Brooke Wiehe
	Title:	Senior Vice President

BANK OF AMERICA, N.A., acting through its Canada branch,
as Canadian Swing Line Lender and Canadian L/C Issuer

	By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

BANK OF AMERICA, N.A. (Australian branch),
as Australian Swing Line Lender

	By:	/s/ Neena Vajani
	Name:	Neena Vajani
	Title:	Vice President

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SUNTRUST BANK,
as a Lender

By:	/s/ David West
Name:	David West
Title:	Vice President

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/William Nixon
Name:	William Nixon
Title:	Senior Vice President

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ John A. Horst
Name:	John A. Horst
Title:	Executive Director

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

TORONTO DOMINION (TEXAS) LLC,
as a Lender and Canadian L/C Issuer

By:	/s/ Mark Narbey
Name:	Mark Narbey
Title:	Authorized Signatory

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Frances W. Josephic
Name:	Frances W. Josephic
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
CANADA BRANCH, as a Lender

By:	/s/ John P. Rehob
Name:	John P. Rehob
Title:	Vice President & Principal Officer

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

AUSTRALIA AND NEW ZEALAND BANKING
GROUP LIMITED, as a Lender

By:	/s/ Damodar Menon
Name:	Damodar Menon
Title:	Executive Director

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ Pedro Bell Astorza
Name:	Pedro Bell Astorza
Title:	SVP – Corporate Banking

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ George Stoecklein
Name:	George Stoecklein
Title:	Director

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Bradley B. Sands
Name:	Bradley B. Sands
Title:	Assistant Vice President

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Kathryn Schad Reuther
Name:	Kathryn Schad Reuther
Title:	SVP

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

REGIONS BANK,
as a Lender

By:	/s/ Gilbert H. Reese
Name:	Gilbert H. Reese
Title:	Senior Vice President

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

FIFTH THIRD BANK, an Ohio Banking Corporation,
as a Lender

By:	/s/ Kenneth W. Deere
Name:	Kenneth W. Deere
Title:	Senior Vice President

FIFTH THIRD BANK, an Ohio Banking Corporation and authorized foreign bank under the Bank Act (Canada), as a Lender

By:	/s/ Ramin Ganjavi
Name:	Ramin Ganjavi
Title:	Director

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

HSBC Bank USA, N.A.,
as a Lender

By:	/s/ Heather Allen
Name:	Heather Allen
Title:	SVP

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Isabella Battista
Name:	Isabella Battista
Title:	Director

BANK OF MONTREAL, as a Lender

By:	/s/ Helen Alvarez-Hernandez
Name:	Helen Alvarez-Hernandez
Title:	Director

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

NATIONAL AUSTRALIA BANK LIMITED,
as a Lender

By:	/s/ Courtney Cloe
Name:	Courtney Cloe
Title:	Director

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Vice President

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SYNOVUS BANK,
as a Lender

By:	/s/ John R. Frierson
Name:	John R. Frierson
Title:	Senior Vice President

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

FIRST TENNESSEE BANK, N.A.,
as a Lender

By:	/s/ Jamie M. Swisher
Name:	Jamie M. Swisher
Title:	Vice President

GENUINE PARTS COMPANY

SECOND AMENDMENT TO SYNDICATED FACILITY AGREEMENT

Schedule 2.01

Revolving Commitments and Applicable Percentages

Lender	Revolving Commitment	Applicable Percentage
Bank of America, N.A.
SunTrust Bank
Wells Fargo Bank, N.A
JPMorgan Chase Bank, N.A.
Toronto Dominion (Texas) LLC
U.S. Bank National Association
Australia and New Zealand Banking Group Limited
Santander Bank, N.A.
The Bank of Tokyo-Mitsubishi UFJ. Ltd.
Branch Banking and Trust Company
The Northern Trust Company
Regions Bank
Fifth Third Bank
HSBC Bank USA, N.A.
BMO Harris Bank, N.A.
National Australia Bank Limited
Barclays Bank PLC
Synovus Bank
First Tennessee Bank, N.A.

Total:	$1,200,000,000.00	100.000000000%

*	Complete copy will be furnished to Commission upon request.

Schedule 2.16(a)

Designated Borrowers as of Second Amendment Effective Date

Designated Borrower	Identification Number	Jurisdiction of Incorporation
GPC Asia Pacific Pty Ltd	ABN 97 097 993 283	Victoria, Australia

GPC Asia Pacific Limited	NZ company number 1158404	New Zealand

GPC Asia Pacific Group Pty Ltd	ACN 123 768 936	Victoria, Australia

GPC Asia Pacific Acquisition Co Pty Ltd	ABN 42 153 300 095	Victoria, Australia

GPC Asia Pacific Holdings Pty Ltd.	ABN 80 162 550 978	Victoria, Australia

Schedule 6.22

Taxpayer Identification Numbers and Other Identifying Information

Entity	Tax Identification Number (or Equivalent)	Organizational Identification Number (or Equivalent) and Entity Type	Jurisdiction of Incorporation (or Equivalent)	Loan Party	Ownership Interest
Genuine Parts Company	58-0254510	J505042 Corporation	Georgia	Borrower	Public Company

UAP Inc.	105436570RT0001	1148104871 Company	Quebec, Canada	Borrower	100%

GPC Asia Pacific Pty Ltd	773 148 519	ACN 097 993 283 ABN 97 097 993 282 Company	Victoria, Australia	Designated Borrower	100%

GPC Asia Pacific Limited	IRD number 80049188	Co Number: 1158404 Company	New Zealand	Designated Borrower	100%

GPC Asia Pacific Group Pty Ltd	861 162 583	ACN 123 768 936 ABN 66 123 768 936 Company	Victoria, Australia	Designated Borrower	100%

GPC Asia Pacific Acquisition Co Pty Ltd	946 589 701	ACN 153 300 095 ABN 42 153 300 095 Company	Victoria, Australia	Designated Borrower	100%

GPC Asia Pacific Holdings Pty Ltd.	946 308 772	ACN 162 550 978 ABN 80 162 550 978 Company	Victoria, Australia	Designated Borrower	100%

EXHIBIT 1.01

FORM OF GUARANTEED PARTY DESIGNATION NOTICE

TO:	Bank of America, N.A., as Administrative Agent

RE:	Syndicated Facility Agreement, dated as of September 11, 2012 (as amended, restated, extended, supplemented, increased or otherwise modified in writing from time to time, the “Agreement”), among Genuine Parts Company, a Georgia corporation (the “Company”), UAP INC., a company constituted under the laws of Quebec, the Designated Borrowers from time to time party thereto, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

DATE:	[Date]

[Name of Treasury Management Bank/Swap Bank] (the “Guaranteed Party”) hereby notifies you, pursuant to the terms of the Agreement, that the Guaranteed Party meets the requirements of a [Treasury Management Bank] [Swap Bank] under the terms of the Agreement and is a [Treasury Management Bank] [Swap Bank] under the Agreement and the other Credit Documents.

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

A duly authorized officer of the undersigned has executed this notice as of the day and year set forth above.

,
as a [Treasury Management Bank] [Swap Bank]

By:
Name:
Title:

EXHIBIT 2.05

FORM OF NOTICE OF LOAN PREPAYMENT

TO:	Bank of America, N.A., as Administrative Agent

RE:	Syndicated Facility Agreement, dated as of September 11, 2012 (as amended, restated, extended, supplemented, increased or otherwise modified in writing from time to time, the “Agreement”), among Genuine Parts Company, a Georgia corporation (the “Company”), UAP INC., a company constituted under the laws of Quebec, the Designated Borrowers from time to time party thereto, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

DATE:	[Date]

The [Company][undersigned Borrower] hereby notifies the Administrative Agent that on                     1 pursuant to the terms of Section 2.05(a) of the Agreement, [the Company][such Borrower] intends to prepay the following Loans as more specifically set forth below:

☐     Voluntary prepayment of [Revolving Loans][[Domestic][Australian][Canadian] Swing Line Loans]2 in the following amount(s):

☐     Eurocurrency Rate Loans: $            3

Applicable Interest Period:

☐     Base Rate Loans: $            4

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf”) shall be effective as delivery of a manually executed counterpart of this notice.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[1]	Specify date of such prepayment.
[2]	Any prepayment of Domestic Swing Line Loans shall be in a minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding), and any prepayment of Australian Swing Line Loans or Canadian Swing Line Loans shall be in a minimum principal amount of $250,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding).
[3]	Any prepayment of Eurocurrency Rate Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof (or if less, the entire principal amount thereof outstanding).
[4]	Any prepayment of Base Rate Loans (other than Swing Line Loans) shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or if less, the entire principal amount thereof outstanding).

[ ]

By:
Name:
Title: